1H FY19 Results & FY19 Outlook December 5, 2018

Forward-Looking Statements This presentation contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to: • Unfavorable global or regional economic conditions and related low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations • Risks associated with being a U.S.-based company with global operations, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including potential retaliatory tariffs on American spirits and the effectiveness of our actions to mitigate the potential negative impact on our sales and distributors; compliance with local trade practices and other regulations, including anti-corruption laws; terrorism; and health pandemics • Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar • Changes in laws, regulations, or policies - especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products • Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, or capital gains) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur • The impact of the recently enacted U.S. tax reform legislation, including as a result of future regulations and guidance interpreting the statute • Dependence upon the continued growth of the Jack Daniel’s family of brands • Changes in consumer preferences, consumption, or purchase patterns - particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; legalization of marijuana use on a more widespread basis; shifts in consumer purchase practices from traditional to e-commerce retailers; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation • Decline in the social acceptability of beverage alcohol in significant markets • Production facility, aging warehouse, or supply chain disruption • Imprecision in supply/demand forecasting • Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, labor, or finished goods • Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs • Inventory fluctuations in our products by distributors, wholesalers, or retailers • Competitors’ and retailers’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks • Risks associated with acquisitions, dispositions, business partnerships, or investments - such as acquisition integration, termination difficulties or costs, or impairment in recorded value • Inadequate protection of our intellectual property rights • Product recalls or other product liability claims, or product counterfeiting, tampering, contamination, or quality issues • Significant legal disputes and proceedings, or government investigations • Failure or breach of key information technology systems • Negative publicity related to our company, brands, marketing, personnel, operations, business performance, or prospects • Failure to attract or retain key executive or employee talent • Our status as a family “controlled company” under New York Stock Exchange rules, and our dual class share structure For further information on these & other risks, please refer to the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. 2

1H FY19 Highlights & FY19 Outlook

ICONS of AMERICAN WHISKEY

Reported Results

- Net sales +2%
- Operating income flat
- EPS +8%
  - Solid underlying net sales growth against a tough 1H FY18 comparison.
  - A lower tax rate more than offset adverse foreign exchange and higher interest expense

Underlying Net Sales[1]

- Underlying net sales +5%
  - Balanced geographic and broad-based portfolio growth
  - As expected, 2Q results impacted by approximately two points, primarily giveback from first quarter tariff-related buy-ins in Europe
  - 1H FY18 comparison of +7%

Operating Leverage

- Underlying operating income +4%
  - Growth due to top-line gains and continued SG&A leverage, partially offset by timing of A&P
  - 1H FY18 operating income growth comparison of +14%

Fiscal 2019 Outlook[1]

- +6-7% underlying net sales growth
- +4-6% underlying operating income growth
- EPS of $1.65-$1.75 (+11-18%)

[1]Use of Non-GAAP Financial Information: This presentation includes measures not derived in accordance with U.S. generally accepted accounting principles ("GAAP"), including underlying net sales, underlying cost of sales, underlying gross profit, underlying advertising expense, underlying SG&A, and underlying operating income. These measures should not be considered in isolation or as a substitute for any measure derived in accordance with GAAP, and also may be inconsistent with similar measures presented by other companies. Reconciliations of these measures to the most closely comparable GAAP measures, and reasons for the company's use of these measures, are presented in the presentation and the appendix attached hereto.

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2H FY19 Comparisons Ease Significantly Underlying Sales Growth Underlying Operating Income Growth 8 15 6 10% % 4 5 2 0 0 1H 2H FY 1H 2H FY FY18 FY19 Average FY18 FY19 Average Note: The average shown above is a simple straight average derived by summing the first half for fiscal 2018 and fiscal 2019 and dividing by two. 4

1H FY19 Results - Continued Underlying Momentum Despite Tariff Costs and Difficult Prior Year Comparisons New Foreign Estimated Reported Underlying Accounting Exchange Net Change In Change Change Standard* Impact Distributor (%) (%) (+/-) (+/-) Inventories (+/-) Net Sales 2% 1% 2% —% 5% Gross Profit 1% 2% 2% —% 5% Advertising 2% 4% 1% —% 7% SG&A 2% —% 1% —% 3% Operating Income —% 1% 3% —% 4% Note: Totals may differ due to rounding, company estimates that tariff-driven buy-ins had negligible impact on the first half results 5 * Adoption of ASC 606 (Revenue from Contracts with Customers)

1H FY19 Reported Growth of 2% Driven by Solid Underlying Net Sales Growth of 5% 0% +2% +5% +1% +2% Reported New Accounting Foreign Estimated Underlying Standard* Exchange Net Change in Distributor Inventories 6 * Adoption of ASC 606 (Revenue from Contracts with Customers)

1H FY19 Net Sales Growth Driven by Broad-based Geographic Gains Underlying +14% Reported +10% +5% +5% 5% +3% +2% +2% +3% +1% United Developed Emerging Travel Retail Total United Developed Emerging Travel Retail Total States International States International 7 * See appendix for additional details

Balanced Growth Across Our Top Markets 1H FY19 Net Sales Growth - Reported (Underlying) United States France +1% (+3%) +2% (+4%) Volume-driven growth led Led by JDTH by bourbons & tequilas volumes and Rye launch United Kingdom Poland -5% (+4%) +4% (+2%) Led by higher volumes of Volume growth led by JDTW & JDTH JDTW Australia Brazil +1% (+7%) +7% (+36%) Favorable price/mix and Driven by higher volumes volume growth of JD RTDs and pricing for JDTW Mexico Canada +2% (+12%) -10% (-4%) Volume led growth and Volume declines in JDFOB favorable price/mix for due to change in selling and Herradura marketing structure Germany Russia +14% (+16%) +18% (-2%) Volume gains for JDTW & Declines for Finlandia RTDs driven by timing Travel Retail +3% (+14%) Led by American whiskeys and Jack Daniel's 8 * See appendix for additional details Bottled-in-Bond launch

2H FY19 Sales Comparisons Also Ease in the United States United States Underlying Sales Growth 8 6% 4 2 0 1H 2H FY FY18 FY19 Average Note: The average shown above is a simple straight average derived by summing the first half for fiscal 2018 and fiscal 2019 and dividing by two. 9

Broad-Based Portfolio Growth 1H FY19 Net Sales Growth - Reported (Underlying) Jack Daniel's Family Old Forester & Woodford Reserve +2% (+5%) +21% (+24%) Tequila - Herradura, el Jimador & New Mix +7% (+12%) * See appendix for additional details 10

1H FY19 Gross Margins pressured by tariff costs, higher input costs and new accounting standard 67.4% (0.3)% (0.3)% —% 66.4% (0.4)% FY18 Underlying Change/ Tariffs New Accounting Foreign FY19 Other Standard* Exchange 11 * Adoption of ASC 606 (Revenue from Contracts with Customers)

1H FY19 Underlying Operating Income Growth led by Solid Underlying Net Sales Growth Three Months Six Months Ended October 31, 2018 Ended October 31, 2018 Reported Change Underlying Change Reported Change Underlying Change (%) (%) (%) (%) Net Sales —% 3% 2% 5% Gross Profit -3% 1% 1% 5% Advertising -7% —% 2% 7% SG&A -1% 1% 2% 3% Operating Income -5% —% —% 4% Gross margin -2.0% points -1.0% points Operating margin -1.7% points -0.7% points Effective tax rate -8.4% points -6.9% points Diluted earnings per share 4% 8% 12

FY19 Outlook Growth Underlying Underlying Diluted EPS Net Sales Operating Income 6 - 7% 4 - 6% $1.65 - $1.75 11 - 18% Growth 13

Appendix 14

Non-GAAP Reconciliation We use certain financial measures in this presentation that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures, defined below, should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non- GAAP measures in the same way. Reconciliations of these non-GAAP measures to the most closely comparable GAAP measures are presented on the following slides of this presentation. “Underlying change” in income statement measures. We present changes in certain income statement measures, or line items, that are adjusted to an “underlying” basis. We use “underlying change” for the following income statement measures: (a) underlying net sales, (b) underlying gross profit, (c) underlying advertising expenses, (d) underlying selling, general, and administrative (SG&A) expenses, and (e) underlying operating income. To calculate these measures, we adjust, as applicable, for (a) a new accounting standard, (b) foreign exchange, (c) estimated net change in distributor inventories, and (d) the establishment of our charitable foundation. We explain these adjustments below. • “New accounting standard.” Under ASC 606 (Revenue from Contracts with Customers), we recognize the cost of certain customer incentives earlier than we did before adopting ASC 606. Although we do not expect this change in timing to have a significant impact on a full-year basis, we do anticipate some change in the pattern of recognition among fiscal quarters. Additionally, some payments to customers that we classified as expenses before adopting the new standard are classified as reductions of net sales under our new policy. This adjustment allows us to look at underlying change on a comparable basis. • “Foreign exchange.” We calculate the percentage change in our income statement line items in accordance with GAAP and adjust to exclude the cost or benefit of currency fluctuations. Adjusting for foreign exchange allows us to understand our business on a constant-dollar basis, as fluctuations in exchange rates can distort the underlying trend both positively and negatively. (In this presentation, “dollar” always means the U.S. dollar unless stated otherwise.) To eliminate the effect of foreign exchange fluctuations when comparing across periods, we translate current-year results at prior-year rates and remove foreign exchange gains and losses from current- and prior-year periods. • “Estimated net change in distributor inventories.” This adjustment refers to the estimated net effect of changes in distributor inventories on changes in our income statement line items. For each period compared, we use volume information from our distributors to estimate the effect of distributor inventory changes on our income statement line items. We believe that this adjustment reduces the effect of varying levels of distributor inventories on changes in our income statement measures and allows us to understand better our underlying results and trends. • “Foundation.” In the fourth quarter of fiscal 2018, we established the Brown-Forman Foundation (the Foundation) with an initial $70 million contribution to support the company’s charitable giving program in the communities where our employees live and work. This adjustment removes the initial $70 million contribution to the Foundation from our underlying SG&A expenses and underlying operating income to present our underlying results on a comparable basis. We use the non-GAAP measures “underlying change” for the following reasons: (a) to understand our performance from period to period on a consistent basis; (b) to compare our performance to that of our competitors; (c) to determine management incentive compensation calculations; (d) to plan and forecast; and (e) to communications our financial performance to the board of directors, stockholders, and investment analysts. We have consistently applied the adjustments within our reconciliations in arriving at each non-GAAP measure. When we provide guidance for underlying change for certain income statement measures we do not provide guidance for the corresponding GAAP change because the GAAP measure will include items that are difficult to quantify or predict with reasonable certainty, including the estimated net change in distributor inventories and foreign exchange, each of which could have a significant impact to our GAAP income statement measures. 15

Definitions From time to time, to explain our results of operations or to highlight trends and uncertainties affecting our business, we aggregate markets according to stage of economic development as defined by the International Monetary Fund (IMF) and we aggregate brands by spirits category. Below, we define aggregations used in this presentation. Geographic Aggregations. • “Developed International” markets are “advanced economies” as defined by the IMF excluding the United States. Our largest developed international markets are the United Kingdom, Australia, and Germany. This aggregation represents our sales of branded products to these markets. • “Emerging” markets are “emerging and developing economies” as defined by the IMF. Our largest emerging markets are Mexico and Poland. This aggregation represents our sales of branded products to these markets. • “Travel Retail” represents our sales of branded products to global duty-free customers, travel retail customers, and the U.S. military regardless of customer location. • “Non-branded and bulk” includes our sales of used barrels, bulk whiskey and wine, and contract bottling regardless of customer location. Brand Aggregations. • “Jack Daniel’s family of brands” includes Jack Daniel’s Tennessee Whiskey (JDTW), Jack Daniel’s RTD and RTP products (JD RTD/RTP), Jack Daniel’s Tennessee Honey (JDTH), Gentleman Jack, Jack Daniel’s Tennessee Fire (JDTF), Jack Daniel’s Single Barrel Collection, Jack Daniel’s Tennessee Rye Whiskey (JDTR), Jack Daniel’s Sinatra Select, Jack Daniel’s No. 27 Gold Tennessee Whiskey, and Jack Daniel’s Bottled-in-Bond. • “Jack Daniel’s RTD and RTP” products include all RTD line extensions of Jack Daniel’s, such as Jack Daniel’s & Cola, Jack Daniel’s & Diet Cola, Jack & Ginger, Jack Daniel’s Country Cocktails, Gentleman Jack & Cola, Jack Daniel’s Double Jack, Jack Daniel’s American Serve, Jack Daniel’s Tennessee Honey RTD, Jack Daniel’s Cider (JD Cider), Jack Daniel’s Lynchburg Lemonade (JD Lynchburg Lemonade), and the seasonal Jack Daniel’s Winter Jack RTP. • “American whiskey” includes the Jack Daniel’s family of brands, premium bourbons, and Early Times. • “Premium bourbons” includes Woodford Reserve, Old Forester, and Coopers’ Craft. • “Tequila” includes el Jimador, Herradura, New Mix, Pepe Lopez, and Antiguo. • “Vodka” includes Finlandia. • “Wine” includes Korbel Champagne and Sonoma-Cutrer wines. • “Non-branded and bulk” includes our sales of used barrels, bulk whiskey and wine, and contract bottling regardless of customer location. 16

Definitions Other Metrics. • “Depletions.” We generally record revenues when we ship our products to our customers. Depending on our route-to-consumer (RTC), we ship products to either (a) retail or wholesale customers in owned distribution markets or (b) our distributor customers in other markets. “Depletions” is a term commonly used in the beverage alcohol industry to describe volume. Depending on the context, “depletions” means either (a) our shipments directly to retail or wholesale customers for owned distribution markets or (b) shipments from our distributor customers to retailers and wholesalers in other markets. We believe that depletions measure volume in a way that more closely reflects consumer demand than our shipments to distributor customers do. In this document, unless otherwise specified, we refer to “depletions” when discussing volume. • “Drinks-equivalent.” Volume is discussed on a nine-liter equivalent unit basis (nine-liter cases) unless otherwise specified. At times, we use a “drinks-equivalent” measure for volume when comparing single-serve ready-to-drink (RTD) or ready-to-pour (RTP) brands to a parent spirits brand. “Drinks-equivalent” depletions are RTD and RTP nine-liter cases converted to nine- liter cases of a parent brand on the basis of the number of drinks in one nine-liter case of the parent brand. To convert RTD volumes from a nine-liter case basis to a drinks-equivalent nine- liter case basis, RTD nine-liter case volumes are divided by 10, while RTP nine-liter case volumes are divided by 5. • “Consumer takeaway.” When discussing trends in the market, we refer to “consumer takeaway,” a term commonly used in the beverage alcohol industry. “Consumer takeaway” refers to the purchase of product by the consumer from a retail outlet as measured by volume or retail sales value. This information is provided by third parties, such as Nielsen and the National Alcohol Beverage Control Association (NABCA). Our estimates of market share or changes in market share are derived from consumer takeaway data using the retail sales value metric. 17

Reconciliation 1H FY19 Net Sales Growth by Top Markets Six Months Ending October 31, 2018 Estimated Net Change in Geographic Area Reported New Accounting Foreign Exchange (+/-) Distributor Inventories Underlying Standard* (+/-) (+/-) United States 1% 1% —% —% 3% Developed International 2% 1% 3% -1% 5% United Kingdom -5% —% 9% —% 4% Australia 1% —% 6% —% 7% Germany 14% —% 2% —% 16% France 2% —% 1% 1% 4% Canada -10% 2% 3% 2% -4% Rest of Developed International 2% 3% -1% -3% —% Emerging 5% 2% 7% -3% 10% Mexico 2% 3% 6% —% 12% Poland 4% —% -2% —% 2% Russia 18% —% -5% -16% -2% Brazil 7% 2% 18% 10% 36% Rest of Emerging 4% 2% 11% -6% 10% Travel Retail 3% —% -1% 11% 14% Other non-branded and bulk 11% —% -1% —% 10% * Adoption of ASC 606 (Revenue from Contracts with Customers) 18

Reconciliation 1H FY19 Net Sales Growth for Brand Aggregations Six Months Ending October 31, 2018 Estimated Net Change in Aggregated Brands Reported New Accounting Foreign Exchange (+/-) Distributor Inventories Underlying Standard* (+/-) (+/-) Jack Daniel's Family of Brands 2% 1% 2% —% 5% Old Forester and Woodford Reserve 21% 1% —% 1% 24% el Jimador, Herradura, & New Mix 7% 3% 4% -2% 12% * Adoption of ASC 606 (Revenue from Contracts with Customers) 19

Reconciliation 2H FY18 Growth Six Months Ending April 30, 2018 Estimated Net Change in Geographic Area Account Reported Foundation* (+/-) Foreign Exchange (+/-) Distributor Inventories Underlying (+/-) United States Net Sales 4% —% —% -1% 4% Total Company Net Sales 7% —% -2% —% 5% Total Company Operating Income -8% 14% -6% —% 1% * Adoption of ASC 606 (Revenue from Contracts with Customers) 20